                                                                   EXHIBIT 10.30
                           AASTROM BIOSCIENCES, INC.

                            SUBSCRIPTION AGREEMENT



AASTROM Biosciences, Inc.
Domino's Farms, Lobby L
24 Frank Lloyd Wright Drive
P.O. Box 376
Ann Arbor, MI 48106
Attention: R. Douglas Armstrong, Ph.D.

Gentlemen:

              1.  Subscription.  The undersigned (the "undersigned" or the
                  ------------
"Purchaser"), hereby agrees and subscribes to purchase from AASTROM Biosciences, Inc., a Michigan corporation (the "Company"), ________ shares (the "Shares") of the Series D Preferred Stock of the Company (the "Series D Stock") at a purchase price of $4.00 per Share, for an aggregate purchase price of $________ (the "Purchase Price"). This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, the Memorandum (as defined in Section 5.c.) and the Articles (as defined in Section 5.c.) relating to the offering (the "Offering") by the Company of up to 2,500,000 shares of Series D Stock.

              2.  Subscription and Payment.  The undersigned is returning to
                  ------------------------
the Company two signed and completed copies of this Subscription Agreement, together with payment of the Purchase Price. Payment of the Purchase Price is being made by delivery to the Company of a check payable to the order of the Company, or by wire transfer of the Purchase Price to the Company. Subject to the satisfaction of the conditions in Section 8, a closing (the "Closing") for the purchase and sale of shares of Series D Stock will be held on April 24, 1995. As soon as practicable after the Closing, the Company shall issue and deliver to the undersigned a stock certificate or certificates, registered in the name of the undersigned, representing the Shares being purchased.

              3.  Acceptance of Subscription.  The undersigned understands and
                  --------------------------
agrees that the Company in its sole discretion reserves the right to accept or reject this subscription for the Shares. The Company shall have no obligation hereunder until the Company shall execute and deliver to the undersigned an executed copy of this Subscription Agreement. This Subscription Agreement shall continue in full force and effect to the extent this subscription was accepted.

              4.  Stock Registration Rights.  The undersigned shall have the
                  -------------------------
stock registration rights as have been granted pursuant to Sections 2.4 through
2.14 of that
certain Amended and Restated Investors' Rights Agreement dated April 7, 1992 by and among the Company and certain investors and shareholders of the Company, attached hereto as Exhibit A.

              5.  Representations and Warranties of Purchaser.  In order to
                  -------------------------------------------
induce the Company to sell the Shares to the undersigned, the undersigned hereby acknowledges, represents, warrants and agrees as follows:

                  a. None of the Shares of Series D Stock are (and the shares of common stock, no par value ("Common Stock") issuable upon conversion thereof ("Conversion Shares") will not be) registered under the Securities Act of 1933 (as amended, the "Securities Act") or any state securities laws. The undersigned understands that the sale of the Shares is intended to be exempt from registration under Section 4(2) of the Securities Act and/or the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements contained in this Subscription Agreement;

                  b. Neither the Securities and Exchange Commission nor any state securities commission has approved any of the Shares or passed upon or endorsed the merits of this transaction;

                  c. Prior to its execution of this Subscription Agreement, the undersigned has received from the Company (i) the Confidential Private Placement Memorandum of the Company dated April 5, 1995 (together with any exhibits thereto, the "Memorandum"), which supersedes in its entirety the draft Memorandum previously delivered to the undersigned, (ii) a copy of the amendment to the Restated Articles of Incorporation of the Company (the "Articles"), for the purpose of creating the Series D Stock, and (iii) the audited financial statements of the Company for the years ended June 30, 1994, 1993 and 1992, the unaudited financial statements of the Company for the month ended January 31, 1995 (the "Most Recent Financial Statements"), and the unaudited balance sheet of the Company at February 28, 1995 (collectively, the "Financial Statements").

                  d. The undersigned acknowledges that all documents, records and books pertaining to the investment in the Shares, including the Memorandum, have been made available for inspection by the undersigned, or by its attorney, accountant, purchaser representative and/or tax advisor (collectively, the "Advisors") and that the undersigned and/or its Advisors have completed such review as they deem to be necessary to make the decision to purchase the Shares. Notwithstanding the foregoing, the parties acknowledge and agree that the Purchaser is relying solely on the representations and warranties set forth in Section 6 hereof, which reference the documents set forth in
Section 5.c;

                  e. The undersigned has reviewed the merits and risks of an investment in the Shares. The undersigned and the Advisors have had a reasonable opportunity to ask questions of and receive answers from members of management of the Company concerning the offer and sale of the Shares and all such questions have been answered to the full satisfaction of the undersigned;

                  f. In evaluating the suitability of an investment in the Company, the undersigned has not relied upon any representation or other information (oral or written) other than as contained in documents or answers to questions so furnished to the undersigned or its Advisors by the Company;

                  g. No oral or written representations have been made or oral or written information furnished to the undersigned or its Advisors in connection with the Offering which were in any way inconsistent with the information provided to the undersigned or its Advisors, including the Memorandum.

                  h. The undersigned, together with the Advisors, have such knowledge and experience in financial, tax and business matters so as to enable each of them to utilize the information made available to each of them in connection with the purchase of the Shares to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto;

                  i. The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the undersigned has relied on the advice, or has consulted with, only its own Advisors concerning tax matters;

                  j. The undersigned is acquiring the Shares solely for its own account, for investment, and not with a view to or for subdivision, resale or distribution, in whole or in part, and no other person has or will have a direct or indirect beneficial interest in the Shares, other than for any partner or shareholder owners of the undersigned, if any;

                  k. The undersigned must bear the economic risk of the investment indefinitely because none of the Shares of Series D Stock (or Conversion Shares) may be sold, hypothecated or otherwise disposed of unless (i) subsequently registered under the Securities Act and applicable state securities laws, or (ii) an exemption from registration is available. Legends shall be placed on the Shares (and the Conversion Shares) to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereon will be made in the Company's stock books;

                  l. The undersigned has adequate means of providing for the undersigned's current financial needs and foreseeable contingencies and the undersigned can accept the fact that an investment in the Shares will not be liquid;

                  m. The undersigned is aware that an investment in the Shares involves a number of very significant risks and, in particular, acknowledges that the Company is in the development stage. The undersigned understands that the risks associated with an investment in the Shares could result in, and the undersigned can sustain, a complete loss of its investment;

                  n. The undersigned is an "accredited investor" as such term is defined in the regulations promulgated under the Securities Act, and has completed and signed the Accredited Investor Certification attached as Exhibit B hereto supporting this conclusion;

                  o. The undersigned represents that it has full power and authority to execute and deliver this Subscription Agreement and all other related agreements and certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, and this Subscription Agreement is a legal, valid and binding obligation of the undersigned. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the undersigned is a party or by which it is bound;

                  p. The undersigned represents to the Company that the information contained herein is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws. The undersigned further represents and warrants that it will notify the Company immediately upon the occurrence of any material change to the information contained herein occurring prior to the Company's issuance of the Shares;

                  q. The undersigned is unaware of, and in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Shares.

              6.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to the Purchaser that:

               6.01   Organization, Qualifications and Corporate Power.
                      ------------------------------------------------

          The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Michigan and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Subscription Agreement, to issue, sell and deliver the Series D Stock, and to issue and deliver the Conversion Shares as provided in the Articles.

               6.02  Authorization of Agreement.
                     --------------------------

          (a) The execution and delivery by the Company of this Subscription Agreement, the performance by the Company of its obligations hereunder, the issuance, sale and delivery of the Series D Stock and the issuance and delivery of the Conversion Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles or the Bylaws of the Company (the "Bylaws"), or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) The Series D Stock has been duly authorized and, when issued in accordance with this Subscription Agreement, will be validly issued, fully paid and nonassessable shares of the Company with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth herein. The Conversion Shares have been duly reserved for issuance upon conversion of the Series D Stock and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and so long as the Series D Stock tendered for conversion is free and clear of liens or encumbrances, will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth herein. Neither the issuance, sale or delivery of the Series D Stock nor the issuance or delivery of the Conversion Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person which right has not been waived.

               6.03   Validity.
                      --------

          This Subscription Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

               6.04   Authorized Capital Stock.
                      ------------------------

          (a) The authorized capital stock of the Company consists of (1) 8,540,000 shares of Preferred Stock, and (2) 17,000,000 shares of Common Stock. Immediately prior to the Closing, 2,592,610 shares of Common Stock and 5,540,000 shares of Preferred Stock will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof.
The stockholders of record and holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other), if any, to purchase or otherwise acquire equity securities of the Company prior to the Closing Date (the "Original Shareholders") and the number of shares of Common Stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights, if any, held by each, are as set forth in the Memorandum.
The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class of authorized capital stock of the Company are as set forth in the Articles, a copy of which has previously been delivered to each Purchaser, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as set forth in the attached
Schedule 6.04 or in the Memorandum, (a) no person owns of record or is known to the Company to own beneficially any share of Common Stock, (b) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding and (c) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the Articles or as set forth herein, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth herein or in the Memorandum, there are no voting trusts or agreements, stockholders agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company (whether or not the Company is a party thereto). All of the outstanding securities of the Company were issued in compliance with all applicable Federal and state securities laws.

          (b) Upon sale by the Company of shares of Series D Stock having an aggregate purchase price of $5,000,000, with one or more new investors purchasing at least $1,000,000 of Series D Stock, if the Company exercises a
                                                  --
"put option," Cobe Laboratories, Inc. will be legally required to purchase $5,000,000 of Series D Stock, subject to customary closing conditions.

               6.05   Litigation.
                      ----------

          (a) The Company is aware of a possible claim against it by Software Publishers Association, relating to the alleged use of unregistered software on the Company's PCs. The Company is in negotiations with such association and believes the matter can be resolved without material adverse consequence to the Company. Except for such action, there is no (a) action, suit, claim, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company or its directors, officers, or management, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding relating to the Company pending under collective bargaining agreements or otherwise or (c) governmental inquiry pending or, to the best of the Company's knowledge, threatened against or affecting the Company (including without limitation any inquiry as to the qualification of the Company to hold or receive any license or permit), and, to the best knowledge of the Company, there is no basis for any of the foregoing. Without waiving any applicable attorney-client privilege, the Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, prospects, financial condition, operations, property or affairs. To the best knowledge of the Company, the Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

          (b) The Company has written letters to a former employee, Richard M. Schwartz, Ph.D. and Dr. Schwartz's new employer, SyStemix, (i) reminding them of Dr. Schwartz's duty to maintain strict confidentiality as to the Company's trade secrets; and (ii) asking if there has been any breach of this confidentiality obligation; and (iii) commenting that a new invention by Systemix's appears to be derived from the Company's trade secrets. Systemix and Dr. Schwartz have denied any use of the Company's trade secrets. The Company has reserved its rights in this matter, but does not presently contemplate pursuing this potential claim in the near future.

               6.06   Financial Statements.
                      --------------------

          The Company has furnished to the Purchasers the Financial Statements. Except as disclosed herein or in the Memorandum, the Financial Statements are true and correct in all material respects and have been prepared in accordance with generally accepted accounting principles. The balance sheets included in the respective Financial Statements accurately reflects the financial condition and all assets and liabilities of the Company at the times referred to therein. The statements of income and cash flows accurately reflect the operations of the Company for the periods referred to therein. There are no undisclosed liabilities in the Financial Statements.

               6.07   No Convictions.
                      --------------

          During the past ten (10) years, none of the directors, officers, or management of the Company have been arrested or convicted of any material crime, including any felony (whether material or not), have been indicted, have been bankrupt or an officer or director of a bankrupt company (except for directors designated by venture capital investors), nor have any of them been restricted in any way from bidding on contracts with the government of the United States.

               6.08   Brokers.
                      -------

          Except for a fee payable to Key Investments, Inc., an affiliate of Society Bank of Michigan, the Company has no knowledge of any brokerage or finders fee due in conjunction with the transactions contemplated by this Subscription Agreement.

               6.09   Subsidiaries.
                      ------------

          The Company has no subsidiaries. The Company does not (i) own of record or beneficially, directly or indirectly: (A) any shares of capital stock or securities convertible into capital stock of any corporation; or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise; or (ii) control, directly or indirectly, any other entity.

               6.10   Directors and Officers.
                      ----------------------

          The Memorandum sets forth the names of the directors and officers of the Company, together with the title of each such person.

               6.11   No Material Adverse Change.
                      --------------------------

          Since the date of the Most Recent Financial Statements, (a) there has been no change in the assets, liabilities or financial condition of the Company from that reflected in the Most Recent Financial Statements, except for changes in the ordinary course of business which in the aggregate have not been materially adverse and (b) none of the business, prospects, financial condition, operations, property or affairs of the Company has been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

               6.11   Taxes.
                      -----

          The Company has filed all tax returns, Federal, state, county and local, required to be filed by it, and the Company has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. All such taxes with respect to which the Company has become obligated pursuant to elections made by the Company in accordance with generally accepted practice have been paid and adequate reserves have been established for all taxes accrued but not yet payable. The Federal income tax returns of the Company have never been audited by the Internal Revenue Service. No deficiency assessment with respect to or proposed adjustment of the Company's Federal, state, county or local taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien, whether imposed by any Federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company. Neither the Company nor, to the Company's knowledge, any of its stockholders, has ever filed consent pursuant to
Section 341(f) of the Code, relating to collapsible corporations.

               6.13   Employee Benefit Plans.
                      ----------------------

          To the knowledge of the Company, each of the Company's employee benefit plans (and each related trust or insurance contract) complies in form and in operation in all respects with the applicable requirements of the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code of 1986, as amended. To the knowledge of the Company, all required reports and descriptions have been filed or distributed appropriately with respect to each employee benefit plan. There have been no prohibited transactions with respect to any employee benefit plan. No fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any employee benefit plans. No charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand with respect to the administration or the investment of the assets of any employee benefit plan (other than routine claims for benefits) is pending or, to the Company's knowledge, threatened. The Company and its directors and officers (and employees with responsibility for employee benefits matters) have no knowledge of any basis for any such charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand.

               6.14   Title to Properties.
                      -------------------

          The Company has good and marketable title to its properties and assets reflected in the Financial Statements or acquired by its since the date of the Financial Statements (other than properties and assets disposed of in the ordinary course of business since the date of the Financial Statements), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for liens to secure payment of obligations reflected in the Financial Statements and for current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company.

               6.15   Leasehold Interests.
                      -------------------

          Each lease or agreement to which the Company is a party under which it is a lessee of any property, real or personal is a valid and subsisting agreement without any material default of the Company thereunder and, to the best of the Company's knowledge, without any default by the Company of any material term thereunder; the Company has not been notified of any default and has no reason to believe that it is in default of any term thereunder. To the best of the Company's knowledge, no other party to any such lease or agreement is in default of a material term thereunder. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company under any such lease or agreement or, to the best of the Company's knowledge, by any other party thereto. The Company's possession of such property has not been disturbed and, to the best of the Company's knowledge, no claim has been asserted against the Company adverse to its rights in such leasehold interests.

               6.16   Insurance.
                      ---------

          The Company maintains as to its properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated.

               6.17   Other Agreements.
                      ----------------

          With respect to each material contract to which the Company is a party, the Company and, to the best of the Company's knowledge, each other party thereto, have in all material respects performed all the obligations required to be performed by them to date, have received no notice of default and are not in default (with due notice or lapse of time or both) under any material lease, agreement or contract now in effect to which the Company is a party or by which it or its property may be bound. The Company has no present expectation or intention of not fully performing all its obligations under each such material lease, contract or other agreement and the Company has no knowledge of any breach or anticipated breach by the other party to any contract or commitment to which the Company is a party.

               6.18   Patents, Trademarks, Etc.
                      ------------------------

          (a) Schedule 6.18, attached hereto, accurately sets forth all material patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all material applications for such which are in the process of being prepared, owned by or registered in the name of the Company, or of which the Company is a licensor or licensee or in which the Company has any right, and in each case a brief description of the nature of such right. The Memorandum contains an accurate and complete description of all material licenses. The Company is in compliance in all material respects with each of such licenses. The Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know how (collectively, "Intellectual Property") necessary to the conduct of its business as conducted, and no claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and, to the best knowledge of the Company, there is no basis for any such claim (whether or not pending or threatened). No claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, or that the Company is not in compliance with any term or condition of a license, and there is no basis for any such claim
(whether or not pending or threatened).   The Company has not granted or
assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of the Company except as set forth in the Memorandum and Schedule 6.18.

          (b) The Company has taken reasonable security measures to protect the secrecy, confidentiality, and value of the Company's trade secrets; any of their employees and any other persons who, either alone or in concert with others, developed, invented, discovered, derived, programmed, or designed these secrets, or who have knowledge of or access to information relating to them, have entered into agreements protecting the confidentiality thereof.

               6.19   Proprietary Information of Third Parties.
                      ----------------------------------------

          Except as set forth herein and in Section 6.05, to the best of the Company's knowledge, no third party has claimed or has reason to claim that any person employed by or affiliated with the Company has (a) violated or may be violating any of the terms or conditions of his employment, non-competition or nondisclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company which suggests that such a claim might be contemplated. To the best of the Company's knowledge, no person employed by or affiliated with the Company has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to the best of the Company's knowledge, no person employed by or affiliated with the Company has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company, and the Company has no reason to believe there will be any such employment or violation. To the best of the Company's knowledge, none of the execution or delivery of this Subscription Agreement, or the carrying on of the business of the Company as officers, employees or agents by any officer, director or key employee of the Company, or the conduct or proposed conduct of the business of the Company, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

               6.20   Compliance With Law.
                      -------------------

          The Company has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, the violation of which would have a material adverse effect upon the Company, and the Company has all necessary permits, licenses and other authorizations required to conduct its business as it is now conducted. There is no existing law, rule, regulation or order, and the Company after due inquiry is not aware of any proposed law, rule, regulation or order, whether Federal or state, which would prohibit or restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business, in which it is now conducting business or in which it proposes to conduct business, other than the customary governmental approvals required for medical products.
Without limiting the foregoing in any manner, the Company has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes, with the Employee Retirement Income Security Act of 1974, as amended, with the Occupational Health and Safety Act, and with the Americans With Disabilities Act. The Company is in full compliance with the Immigration Reform and Control Act of 1986, as amended, and, to the best of the Company's knowledge, all key employees who are not United States citizens are currently authorized under United States immigration laws to hold United States employment and will continue to have such employment authorization throughout the term of the Series D Stock investment, and are otherwise in compliance with United States immigration laws.

               6.21   Loans and Advances.
                      ------------------

          The Company does not have any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except as reflected on the Financial Statements, and except, in each case, for advances to employees of the Company in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company.

               6.22   Assumptions, Guaranties, Etc. of Indebtedness of Other
                      ------------------------------------------------------
Persons.
-------

          Except as disclosed in the Financial Statements, the Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

               6.23   Governmental Approvals.
                      ----------------------

          Subject to the accuracy of the representations and warranties of the Purchaser set forth in Section 5, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement, the issuance, sale and delivery of the Series D Stock or, upon conversion of the Series D Stock, the issuance and delivery of the Conversion Shares, other than (a) filings pursuant to state securities laws (all of which filings have been or will be made by the Company) in connection with the sale of the Series D Stock and (b) with respect to the Registration Rights as set forth in Exhibit A, the registration of the shares covered thereby with the Commission and filings pursuant to state securities laws.

               6.24   Disclosure.
                      ----------

          The Company's Private Placement Memorandum dated April 5, 1995 with respect to the Series D Stock (the "Memorandum"), contains true and accurate facts and representations. Neither this Subscription Agreement, nor any Schedule or Exhibit to this Agreement, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. To the best of the Company's knowledge, none of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. As of the date hereof, no facts have come to the attention of the Company which would, in its opinion, require the Company to revise or amplify the Memorandum.

               6.25   Offering of Shares.
                      ------------------

          The Offering is being made by the Company pursuant to an exemption from the registration requirements of the Securities Act.

               6.26   Transactions With Affiliates.
                      ----------------------------

          Except as set forth in the Memorandum, no director, officer, employee or stockholder of the Company, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest in or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm.

               6.27   Obsolescence.
                      ------------

          To the best of the Company's knowledge, there are no new products, inventions, procedures, or methods of manufacturing or processing that any competitors or other third parties have developed and which reasonably could be expected to supersede or make obsolete any of the Company's products or processes.

              7.  Compliance with Regulation D and Applicable State Securities
                  ------------------------------------------------------------
Laws.  The undersigned understands and agrees that the following restrictions
----
and limitations are applicable to its purchase of the Shares and any resales, mortgages, pledges, hypothecations, or other transfers thereof, pursuant to Regulation D under the Securities Act and applicable state securities laws:

                  a. The undersigned agrees that the Shares may not be sold, mortgaged, pledged, hypothecated or otherwise transferred unless the Shares are registered under the Securities Act and applicable state securities laws or are exempt from registration thereunder.

                  b. A legend in substantially the following form will be placed on the certificate(s) evidencing the Shares:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT, AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, OR UNLESS AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                  c.  FOR CALIFORNIA RESIDENTS ONLY:  THE SALE OF THE
                      -----------------------------
SECURITIES THAT IS THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS SUBSCRIPTION AGREEMENT ARE EXPRESSLY

CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION THEREFROM BEING AVAILABLE.


              8.  Conditions to Obligations of the Purchasers.  The Purchasers'
                  -------------------------------------------
obligation to purchase the Shares at the Closing is subject to the fulfillment, at or prior to the Closing, of all of the following conditions, any of which may be waived by a majority in interest of the Purchasers:

                  a. The Restated Articles of Incorporation of the Company, in the form previously delivered to each Purchaser, shall have been filed with the Secretary of State of the State of Michigan;

                  b. The Company shall have received from Purchasers at least $5,000,000 in subscriptions, which funds shall be held in escrow by the Company and released at the Closing;

                  c. The Company shall have delivered to the Purchasers an opinion of counsel, substantially in the form attached hereto as Exhibit C.

              9.  Board Observer Rights.   Purchasers of Series D Preferred
                  ---------------------
Stock who were not previously holders of capital stock of the Company ("New Investors") shall have the following rights: a majority in interest of New Investors shall have the right from time to time to designate one representative, who shall be entitled to attend all meetings of the Board of Directors, in a nonvoting observer capacity only. The Company will include such representative in oral reports given by the Board and give such representative copies of all materials that it provides to its directors including but not limited to all materials delivered to directors outside of meetings; provided, however, that such representative shall be reasonably acceptable to the Company and shall enter into a confidentiality agreement acceptable to the Company.

          Additionally, the New Investors shall have the rights to information and inspection set forth in Sections 3.1 through 3.3 of the Amended and Restated Investors Rights Agreement dated April 7, 1992 by and among the Company and certain investors and shareholders of the Company.

              10. Additional Sales of Series D Preferred Stock.  The Company
                  --------------------------------------------
hereby agrees that following the completion of the Offering, it will not issue and sell additional shares of Series D Stock at a purchase price per share of less than the applicable conversion price then in effect with respect to the Series D Stock.

              11. Irrevocability; Binding Effect.  The undersigned hereby
                  ------------------------------
acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, except as required by applicable law, and that this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives, and permitted assigns.

              12. Modification.  This Subscription Agreement shall not be
                  ------------
modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

              13. Notices.  A notice or other communication required or
                  -------
permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13). Any notice or other communication shall be deemed given at the time it is received at the party's address.

              14. Assignability.  This Subscription Agreement and the rights,
                  -------------
interests and obligations hereunder are not transferable or assignable by the undersigned, except to an affiliate of the undersigned who qualifies as an "accredited investor," and the undersigned further agrees that the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

              15. Applicable Law.  This Subscription Agreement shall be governed
                  --------------
by and construed in accordance with the internal laws of the state of Michigan without regard to its conflicts of laws principles.

              16. Blue Sky Qualification.  The undersigned's right to purchase
                  ----------------------
Shares under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

              17. Confidentiality.  The undersigned acknowledges and agrees that
                  ---------------
any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The undersigned agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

              18. Miscellaneous.
                  -------------

                  a. This Subscription Agreement, together with the Articles and the attached stock registration rights, constitutes the entire agreement between the undersigned and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

                  b. The undersigned's representations and warranties made in this Subscription Agreement shall survive the execution and delivery hereof and of the Shares.

                  c. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

                  d. All pronouns and any variations thereof used herein shall be deemed to be to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

                  e. This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. Signatures may be transmitted by facsimile.

                  f. Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity shall not impair the operation of or affect the remaining portions of this Subscription Agreement, so long as the material economic benefits remain enforceable.

                  g. Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

If the purchaser is an INDIVIDUAL, and if purchased INDIVIDUALLY, as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:


______________________________             ______________________________
Print Name(s)                              Social Security Number(s)


______________________________             ______________________________
Signature(s) of Purchaser(s)


______________________________             ______________________________
Date                                       Address


                                           ______________________________

If the purchaser is a PARTNERSHIP, CORPORATION, or TRUST:

______________________________            ______________________________
Name of Partnership,                      Federal Taxpayer
Corporation or Trust                      Identification Number


______________________________
Date


By:___________________________            ______________________________
                                          State of Organization


Name:_________________________


Title: _______________________             ______________________________
                                           Address

                                           ______________________________


SUBSCRIPTION ACCEPTED AND AGREED
this __ day of __________, 1995


AASTROM BIOSCIENCES, INC.



By:  ___________________________
     R. Douglas Armstrong, Ph.D., President
     and Chief Executive Officer

                                                                       EXHIBIT B
                       Accredited Investor Certification
                       ---------------------------------
                        (Check the appropriate box(es))

    ___              i. I am a natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year;

    ___              ii. I am a natural person whose individual net worth, or
               joint net worth with my spouse, will at the time of purchase of the Shares be in excess of $1,000,000;

    ___              iii. The undersigned is an institutional investor
               satisfying the requirements of Section 501(a)(1), (2) or (3) of Regulation D promulgated under the Securities Act;

    ___              iv. The undersigned is a trust, which trust has total
                assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Shares offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of an investment in the Shares;

    ___              v. The undersigned is an entity (other than a trust) in
               which all of the equity owners meet the requirements of at least one of the above subparagraphs.



                                        __________________________________


                                        By:_______________________________